Exhibit 10.16
CirTran Corporation
Form 10-KSB

         SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS


     THIS SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS (the "Settlement Agreement") is made as of November 3, 2000, by and between Cirtran Corporation, a Nevada corporation, formerly known as Circuit Technology, Inc. ("Cirtran"), Iehab Hawatmeh ("Hawatmeh") and Future Electronics Corporation, a Massachusetts corporation ("Future" and collectively with Cirtran and Hawatmeh, the "Parties"), with reference to the following facts:

                            RECITALS

     1. In 1998 and 1999, Future supplied Cirtran's predecessor, Circuit Technology, Inc., a Utah corporation ("CTI"), with electronic components which CTI ordered pursuant to purchase
orders.   CTI was unable to pay Future for all of the  electronic
components shipped by Future to CTI. As of the date hereof, the principal balance due and owing Future from CTI is $646,283.96 (the "Unpaid Balance");

     2. On or about June 17, 1999, Hawatmeh executed a letter of Guarantee agreeing to jointly and severally guarantee all present and future indebtedness of CTI, towards Future, up to a maximum amount of $575,000.00, plus interest and attorney's fees and disbursements;

     3. On or about January 12, 2000, Future commenced an action against CTI and Hawatmeh in the Third Judicial District Court, Salt Lake County, State of Utah, entitled Future Electronics Corporation v. Circuit Technology, Inc. and Iehab Hawatmeh, civil number 0000900296 (the "Lawsuit");

     4. On or about May 4, 2000, the Third District Court granted partial summary judgement in the Lawsuit against CTI and Hawatmeh and in favor of Future;

     5. Pursuant to the Court's granting of partial summary judgment, CTI is liable to Future in the amount of $646,283.96 plus interest, costs and reasonable attorneys' fees and Hawatmeh is jointly and severally liable to Future for $575,000.00 plus interest, costs and reasonable attorneys' fees of the total amount owing by CTI to Future;

     6.    On July 1, 2000, Cirtran (formerly known as Vermillion
Ventures, Inc.), acquired all of the assets and liabilities of CTI pursuant to an Asset Purchase Agreement entered into by the parties;

     7. Cirtran is the successor in interest to CTI and has assumed the liability for the Unpaid Balance; and

     8. The Parties hereto have agreed to settle and compromise all the claims, disputes and differences between them arising from the foregoing.

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     NOW,   THEREFORE,   in  consideration  of   the   covenants,
conditions and releases hereinafter set forth, the Parties hereto agree as follows:

      1. The Recitals are hereby incorporated into and made a part of this Settlement Agreement.

      2. Except as set forth in sections 3 through 5 below, each of the Parties hereto releases each of the other Parties hereto,
including   their   agents,   successors,   assigns,   employees,
attorneys, agents, stockholders, officers and directors, from any and all sums of money, accounts, actions, suits, proceedings, claims, damages and demands of whatsoever kind or nature which any of them at any time had or has up to the date hereof against any of the other of them for or by reason of or in respect of any act, cause, matter or thing relating or referring to the matters referred to herein, including claims asserted or which could have been asserted in the Lawsuit.

      3. In consideration of the promises and agreements of Future in favor of Cirtran set forth herein, Cirtran and Hawatmeh hereby agree with Future as follows:

          (1) Cirtran will pay Future $83,000, the receipt of which is hereby acknowledged.

          (2) Cirtran will execute and deliver to Future a promissory note (the "First Note") concurrent with the execution and delivery of this Settlement Agreement, in the amount of $166,000.00, the receipt of which is hereby acknowledged. The First Note shall be substantially in the form attached hereto as Exhibit A.

          (3) Cirtran will execute and deliver to Future a promissory note (the "Second Note") in the original principal amount of $73,000.00 together with interest thereon at the rate of 6%, compounded monthly, interest commencing at the execution thereof, the receipt of which is hereby acknowledged. The Second Note shall be substantially in the form attached hereto as Exhibit B.
     The First Note and the Second Note shall be referred to herein collectively as the "Notes."

          (4) Cirtran will issue to Future 352,070 shares of Cirtran restricted common stock (the "Cirtran Shares"), the receipt of which is hereby acknowledged.

          (5) Cirtran will execute and deliver to Future a Registration Rights Agreement (the "Registration Agreement") substantially in the form attached hereto as Exhibit C, the receipt of which is hereby acknowledged.

          (6) Cirtran will cause Hawatmeh, Raed Hawatmeh and Roger Kokozyan to lock up their shares of common stock of Cirtran until June 27, 2002, pursuant to lock up letters in favor of Future substantially in the form attached hereto as Exhibit D.

          (7) Cirtran hereby grants Future a participation right whereby Future shall be

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     entitled to purchase its pro rata share of any
     subsequent offering of Cirtran's equity securities, excluding shares issued in connection with the exercise of options, warrants and other common stock purchase rights, any equity securities issued in consideration for a merger, acquisition or similar business combination, shares issued in connection with any stock split, stock dividend, or recapitalization of Cirtran, any equity securities issued in connection with a public offering of Cirtran's securities and any equity securities issued pursuant to any bank debt, equipment leasing arrangement or other nonequity interim financing approved by the board of directors of Cirtran. This participation right shall terminate upon the earlier of (i) payment of the balance due and owing under the Notes or (ii) sale or other disposition by Future of the Cirtran Shares.

          (8) Cirtran hereby agrees to grant Future the right to appoint one (1) member of its board of directors for so long as any amounts are due Future pursuant to this Section 3 and the Notes.

          (9) Cirtran and Hawatmeh will execute and deliver to Future a Confession of Judgment substantially in the form attached hereto as Exhibit E.

     4. In consideration of the promises and agreements of Cirtran in favor of Future set forth herein, Future hereby agrees with Cirtran as follows:

          (a) Future will execute and deliver to Cirtran a Subscription Agreement in connection with its purchase of the Cirtran Shares, substantially in the form attached hereto as Exhibit F.

          (b) Future will execute and deliver to Cirtran the Registration Agreement attached hereto as Exhibit C.

          (c) Future will execute and deliver to Cirtran a Stipulation of Dismissal substantially in the form attached hereto as Exhibit G.

          (d) Future will execute and deliver to Cirtran a right of first refusal in favor of Abacus Ventures, Inc. regarding the Cirtran Shares substantially in the form attached hereto as Exhibit H.

     5. Upon execution of this Agreement by Future and delivery by Cirtran of the items set forth in Section 3, Cirtran shall be
authorized  to  file  the  Stipulation  of  Dismissal  with   the
appropriate court.  Upon receipt of the fully-executed Confession of Judgment, Future shall hold such document and shall utilize the Confession of Judgment in accordance with the terms of this
Section 5 only.   In the event Cirtran fails to make a payment to
Future under the terms of either the First Note or Second Note within five (5) business days after any such payment becomes due, Future or Future's counsel, shall fax notice of such default to
Cirtran's  counsel,  David L. Arrington, at (801)  415-3500.   If
Cirtran fails to deliver the delinquent payment to Future's counsel within five (5) business days from

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the date  notice  of
such default is faxed to Cirtran's counsel, Future shall be entitled to file the Confession of Judgment against Cirtran and Hawatmeh as set forth in Utah Code Ann. 78-22-3 and Rule 58A of the Utah Rules of Civil Procedure. The Confession of Judgment shall be supported by an affidavit of default to be executed by Future's attorney setting forth the default and stating the balance owing which shall be an amount equal to the unpaid balance, interest, costs and reasonable attorney fees as referred in the Recitals, less all payments made to Future under (a) the terms of this Settlement Agreement, (b) the First Note, and (c) the Second Note. In calculating the amount paid by Cirtran to Future for purposes of determining the balance owing under the Confession of Judgment, Future shall reduce the amount of the outstanding balance by the amount of any interest paid under the Second Note and the net proceeds or value of consideration Future receives from the sale, transfer or other disposition of all or a portion of the Cirtran Shares. Future shall thereupon be entitled to file the Confession of Judgment with or without an action and without additional notice to Cirtran or Hawatmeh or their counsel. In the event Cirtran defaults under either the
First  Note  or the Second Note and Future elects  to  enter  the
Confession  of  Judgment, the Notes shall be null  and  void  and
Cirtran  shall  have no further obligation to  Future  under  the
Notes. Upon receipt of the final installment under the First Note, Future shall mark the First Note "paid in full" and return it Cirtran. Upon Cirtran's payment in full of the Second Note, Future shall mark the Second Note "paid in full" and return it to Cirtran.

     6.   The Parties hereto represent and warrant that they have not
heretofore  assigned  transferred  or  purported  to  assign   or
transfer to any person, firm or corporation, any matter herein released by them.

     7. The Parties affirmatively represent that they have read this Settlement Agreement and understand the terms used herein and the consequences thereof. Each of the Parties acknowledges that it
has   knowingly,  freely  and  voluntarily  entered   into   this
Settlement Agreement for the mutual benefits provided for herein and not pursuant to any form of duress, and each acknowledges that the provisions hereof are a necessary and reasonable method to provide for the resolution of the disputes covered hereby.
Each of the Parties acknowledges that it has been represented by legal counsel and by knowledgeable and experienced business representatives with respect to the negotiation and preparation of this Settlement Agreement and that it is executed in mutual good faith between the Parties.

     8. This Settlement Agreement shall inure to the benefit of and be binding upon the heirs, successors, administrators, executors and assigns of the Parties hereto.

     9. This Settlement Agreement shall be construed under and shall be deemed governed by the laws of the State of Utah.

     10. Execution of this Settlement Agreement shall not be construed to be an admission of liability and/or wrongdoing by any of the Parties.

     11. This Settlement Agreement constitutes the entire agreement between the Parties and

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supercedes all oral or written agreements
made and entered into by and among the Parties prior to the date hereof.

     12. This Settlement Agreement is to be construed fairly and not in favor of or against any party, regardless of which party drafted or participated in the drafting of its terms.

     13. Except as otherwise provided by law, the terms and conditions of this Settlement Agreement, including all of the provisions hereof and the sum provided for herein to be paid, are, shall be and shall remain strictly confidential, and are not to be disclosed to anyone (other than the attorneys, auditors and accountants for the Parties), and neither party hereto, including its attorneys, representatives and agents, shall make any statement or representation whatsoever relating thereto to any other person or entity except pursuant to an order of a court of competent jurisdiction. The parties hereto specifically have relied upon this covenant of confidentiality as a material condition in executing this Settlement Agreement.

     14.  The Parties hereto hereby represent and warrant that they
have   been  duly  authorized  and  empowered  to  execute   this
Settlement Agreement and all other documents and instruments executed and delivered herewith, that no consent or other action on the part of any other party is required in connection therewith, and that such execution will be binding upon the entity on whose behalf they are signing.

     15. This Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     16. Any term or provision of this Settlement Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     17. In the event any action or proceeding is brought to enforce any of the terms and conditions of this Settlement Agreement, the party in whose favor judgment is entered shall be entitled to have and recover from the other party all costs and attorneys'
fees  incurred  in connection with the enforcement  action.   Any
such action shall be commenced and prosecuted in the courts of Salt Lake County, State of Utah. Cirtran hereby consents to jurisdiction of such courts in connection with the commencement or prosecution of such action.

                    [Signature Page Follows]

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     IN  WITNESS  WHEREOF, the parties hereto have executed  this
Settlement Agreement and Release of all Claims on the date and year first above written.

DURHAM JONES & PINEGAR                       CIRTRAN CORPORATION,
                                        a Nevada corporation



/s/ Jeffrey M. Jones
                                        By: /s/ Iehab Hawatmeh
/s/ David L. Arrington
                                        Its:      President



Attorneys for Cirtran Corporation,
and Iehab Hawatmeh



                                   /s/ Iehab Hawatmeh
                                   IEHAB HAWATMEH, individually



CLYDE SNOW SESSIONS                FUTURE ELECTRONICS CORPORATION,
& SWENSON                     a Massachusetts corporation



/s/ Neil A. Kaplan                 By: /s/   Future  Electronics Corporation
/s/ Walter A. Romney, Jr.


Attorneys for Future Electronics
Corporation

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STATE OF UTAH       )
                    :   ss
COUNTY OF SALT LAKE )

     On the _____ day of November, 2000, personally appeared before me ______________________, the ___________________ of
Cirtran Corporation, who did state that he is authorized to sign on behalf of said corporation, and that the statements contained herein are true and accurate to the best of his knowledge, information and belief.



                                   ______________________________
My Commission:                     NOTARY PUBLIC, Residing at:


STATE OF UTAH       )
                    :   ss
COUNTY OF SALT LAKE )

     On the _____ day of November, 2000, personally appeared before me Iehab Hawatmeh, the signer of the foregoing instrument, and did state that the statements contained herein are true to the best of his knowledge, information and belief.



                                   ______________________________

My Commission:                     NOTARY PUBLIC, Residing at:

                                   ______________________________

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STATE OF                      )
                         :   ss
COUNTY OF                     )

     On the _____ day of November, 2000, personally appeared before me ______________________, the ___________________ of
Future Electronics Corporation, who did state that he is authorized to sign on behalf of said corporation, and that the statements contained herein are true and accurate to the best of his knowledge, information and belief.



                                   ______________________________

My Commission:                     NOTARY PUBLIC, Residing at:
                                   ______________________________


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